(Loss) Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
(LOSS) EARNINGS PER SHARE
(LOSS) EARNINGS PER SHARE
In 2012, 2011 and 2010, basic and diluted (loss) earnings per share (EPS) were calculated as follows:

	2012		2011		2010
	Basic	Diluted	Basic	Diluted	Basic	Diluted
In millions, except per share amounts
EPS Numerator:
Net (loss) income attributable to common stockholders	$(150.6)	$(150.6)	$(1,536.0)	$(1,536.0)	$34.4	$34.4
Adjustment of redeemable noncontrolling interest	(1.6)	(1.6)	—	—	—	—
Adjusted net (loss) income to common stockholders	$(152.2)	$(152.2)	$(1,536.0)	$(1,536.0)	$34.4	$34.4

EPS Denominator:
Weighted-average shares outstanding	230.9	230.9	229.9	229.9	226.9	226.9
Stock options and restricted stock units	—	—	—	—	—	1.2
Common stock related to acquisitions	—	—	—	—	—	2.1
Total shares	230.9	230.9	229.9	229.9	226.9	230.2
(Loss) earnings per share	$(0.66)	$(0.66)	$(6.68)	$(6.68)	$0.15	$0.15

Common stock related to acquisitions reflects the impact of the SunEdison contingent consideration as discussed in Note 19.
As part of the acquisition agreement for SunEdison, a portion of the shares issued in conjunction with the purchase were held in escrow. During the third quarter of 2011, the majority of those shares and cash held in escrow were released. Additional shares and cash were released in 2012 and the remaining shares and cash are scheduled to be released from escrow, if at all, in 2013.
In 2012 and 2011, all options to purchase MEMC stock and restricted stock units were excluded from the calculation of diluted EPS because the effect was antidilutive due to the net loss incurred for the respective periods. In 2010, options and restricted stock units to purchase 15.5 million shares of MEMC stock were excluded from the calculation of diluted EPS because the effect was antidilutive.